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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 17, 2000
                                -----------------
                                (Date of Report)


                                 BLINI HUT, INC.
                                 ---------------
             (Exact Name of Registrant As Specified In Its Charter)


                                     Nevada
                                     ------
                 (State Or Other Jurisdiction of Incorporation)


        0-27313                                         88-0335902
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


                   47-39 49th Street, Woodside, New York 11377
                   -------------------------------------------
                    (Address of Principal Executive Offices)


                                 (718) 784-3344
                                 --------------
                           (Registrant's Phone Number)











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Item 4. Changes In Registrant's Certifying Accountant

          (a) On February 14, 2000, Blini Hut, Inc. (the "Registrant") appointed the accounting firm of Kempisty & Company Certified Public Accountants, P.C., of New York City, New York as its independent accountants to replace David E. Coffey, C.P.A., of Las Vegas, Nevada, who resigned as the Registrant's independent accountant, effective February 14, 2000. The Registrant's Board of Directors approved the decision to appoint change accountants.

          (b) The Registrant was incorporated in the State of Nevada on April 6, 1995 under the name "Bargain Products, Inc." On May 11, 1999, Bargain Products, Inc. filed a Certificate of Amendment with the Office of the Nevada Secretary of State changing its corporate name to Blini Hut, Inc.

          (c) During the period from April 6, 1995 (inception) to December 31, 1998, and the subsequent interim period from December 31, 1998 through February 14, 2000, there were no disagreements between the Registrant and David E. Coffey, C.P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would require disclosure in this Current Report on Form 8-K.

          (d) David E. Coffey, C.P.A.'s report on the Registrant's financial statements for the period from April 6, 1995 (inception) to December 31, 1998 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          (e) The Registrant has provided David E. Coffey, C.P.A. with a copy of this amended disclosure and has requested that David E. Coffey, C.P.A. furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of David E. Coffey, C.P.A.'s letter to the U.S. Securities and Exchange Commission, dated March 27, 2000, is appended hereto as
          Exhibit 16.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 27th day of March, 2000.

Blini Hut, Inc.

By:    /s/ Simon Kublanov
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     Simon Kublanov, President